Pilgrim's Pride Corporation

Financial Results for
Third Quarter Ended
September 29, 2013

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words "anticipate," "believe," "estimate," "should," "expect," "project," "plan," "imply," "intend," "foresee" and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under "Risk Factors" in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC").
- Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.
- "EBITDA" is defined as net income (loss) plus interest, income taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Exports


Annual US Broiler Exports
Billion Pounds
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1.1 1.3 1.5 2.0 2.9 3.9 4.5 4.4 4.4 4.6 4.9 5.6 4.8 4.9 4.8 5.2 5.2 5.9 7.0 6.8 6.8 7.0 7.3 7.5 7.6
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 f 2014 f
Exports
% Annual Production

Source: USDA-WASDE

Breeder Supply


Average Annual Hatching Layer Supply
Thousand Head
58,000
56,000
54,000
52,000
50,000
48,000
46,000
44,000
49,478
49,981
52,584
54,848
56,259
55,668
56,297
56,625
56,437
56,460
56,785
56,218
57,167
55,935
53,759
54,870
53,004
50,899
51,673
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Source: USDA-NASS

Hatching Layers

Broiler Type Hatching Layers



56,000
55,000
54,000
53,000
52,000
51,000
50,000
49,000
48,000
47,000
46,000
Thousand Head
52,213
50,206
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2012
2013
5 Year Average

Intended Pullet Placements



8,500
8,000
7,500
7,000
6,500
6,000
5,500
5,000
Thousand Head
7,490
7,338
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2012
2013
5 Year Average

Egg Production Per 100 Layers



2,000
1,950
1,900
1,850
1,800
1,750
1,700
1,650
1,600
1,934
1,923
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2012
2013
5 Year Average

Source: USDA-NASS

YTD Cumulative Chicks Placed


January-August Cumulative Pullet Placements
Thousand Head
59,000
58,000
57,000
56,000
55,000
54,000
53,000
52,000
57,277
58,221
58,287
55,562
56,623
56,807
54,656
54,905
2006
2007
2008
2009
2010
2011
2012
2013

Source: USDA - NASS

Pilgrim's

Chicken Production



19 State Weekly Eggs Set
215,000
210,000
205,000
200,000
195,000
190,000
185,000
180,000
175,000
170,000
Thousands
188,038
2012
2013
5 Yr Avg



19 State Weekly Chicks Placed
175,000
170,000
165,000
160,000
155,000
150,000
145,000
140,000
Thousands
161,524
2012
2013
5 Year Avg

- Eggs set for the week ending 10/19 were reported at 188 million, up 6% on an absolute basis from last year.
- Placements were reported at 161.5 million, up 5% from last year.

Source: USDA-NASS

Hatchability



Industry Hatchability
84.5%
84.0%
83.5%
83.0%
82.5%
82.0%
81.5%
Thousands
82.6%
1/5/2013
1/12/2013
1/19/2013
1/26/2013
2/2/2013
2/9/2013
2/16/2013
2/23/2013
3/2/2013
3/9/2013
3/16/2013
3/23/2013
3/30/2013
4/6/2013
4/13/2013
4/20/2013
4/27/2013
5/4/2013
5/11/2013
5/18/2013
5/25/2013
6/1/2013
6/8/2013
6/15/2013
6/22/2013
6/29/2013
7/6/2013
7/13/2013
7/20/2013
7/27/2013
8/3/2013
8/10/2013
8/17/2013
8/24/2013
8/31/2013
9/7/2013
9/14/2013
9/21/2013
9/28/2013
10/5/2013
10/12/2013
10/19/2013
10/26/2013
11/2/2013
11/9/2013
11/16/2013
11/23/2013
11/30/2013
12/7/2013
12/14/2013
12/21/2013
12/28/2013
2012
2013
5 Year Avg

Source: USDA-NASS

Chicken Cold Storage



Chicken Cold Storage
Millions
750
700
650
600
550
500
691
650
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
2012 Total Cold Storage
2013 Total Cold Storage
5 Year Average

Part	Aug-12	Aug-13	% Change
Broilers	15,566	22,928	47.3%
Hens	3,398	4,592	35.1%
Breast Meat	101,855	96,639	-5.1%
Drumsticks	16,587	17,536	5.7%
Leg Quarters	99,750	142,865	43.2%
Legs	16,613	8,177	-50.8%
Thighs	5,846	7,166	22.6%
Thigh meat	16,636	17,015	2.3%
Wings	56,311	102,844	82.6%
Paws and feet	27,392	20,631	-24.7%
Other	299,389	250,923	-16.2%
Total Chicken	659,343	691,316	4.8%

- Cold storage levels as of Sep 1st were reported at 691 million pounds which is up 4.8% from last year's historically low level. Leg quarter and wing inventories are the main driver for the increase vs. 2012

Source: USDA-NASS

UB Chicken Prices


UB MW Boneless, Skinless Breast
$/Lb.
2.20
2.00
1.80
1.60
1.40
1.20
1.00
0.80
2012
2013
5 Year Average


UB MW Wings
$/Lb.
2.10
1.90
1.70
1.50
1.30
1.10
0.90
0.70
0.50
2012
2013
5 Year Average


UB Gulf Frozen Leg Quarters
$/Lb.
0.55
0.50
0.45
0.40
0.35
0.30
0.25
2012
2013
5 Year Average


GA Dock
$/Lb.
1.10
1.05
1.00
0.95
0.90
0.85
0.80
0.75
0.70
2012
2013
5 Year Average

Source: Urner Barry

US Corn Prices



CME Corn Futures
$8.50
$8.00
$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
4.40
1/7/2013
1/21/2013
2/4/2013
2/18/2013
3/4/2013
3/18/2013
4/1/2013
4/15/2013
4/29/2013
5/13/2013
5/27/2013
6/10/2013
6/24/2013
7/8/2013
7/22/2013
8/5/2013
8/19/2013
9/2/2013
9/16/2013
9/30/2013
10/14/2013
10/28/2013
11/11/2013
11/25/2013
12/9/2013
12/23/2013
2012
2013

- Changes in the market price for feed ingredients impact cash outlays at the time we purchase ingredients, but do not impact cost of sales until the revenue for the chicken who consumed the feed is recognized.
- While the quoted market price of commodities such as corn, soybean meal and wheat is a good indicator of the base price, items such as freight, storage and seller's premiums (basis) must be included in the cost. These components were higher than normal due the transition from record low grain stocks to normal stock levels.

Source: CME, PPC

Third Quarter 2013 Financial Results

Main Indicators ($M)	3Q 13	3Q 12	YTD 13	YTD 12
Net Revenue	2,142.8	2,068.5	6,363.9	5,931.7
Gross Profit	236.6	106.1	637.5	360.3
SG&A	43.8	41.8	131.9	131.5
Net Interest	19.8	25.0	66.7	77.5
Net Income	160.9	42.9	406.0	151.7
Net Income per Share	0.62	0.17	1.57	0.61
EBITDA*	222.5	102.9	487.1	228.0
EBITDA Margin	10.4%	5.0%	7.7%	3.8%

*EBITDA is a non-GAAP measurement considered by management to be useful in understanding our results. Please see appendix for definition of EBITDA and reconciliation to GAAP.

- Strong quarter in the US with volatility in Mexico
  - US revenues up 4.4%, 9.0 points increased on sales price per pound offset by 4.6 points decline in volume
  - Mexico revenues declined 3.4%, 10.8 points due to sales price per pound offset by 7.4 points due to increased volumes and FX movements
- SG&A consistent as a percentage of revenue year over year

Source: PPC

Third Quarter 2013 Net Debt and Liquidity

Debt ($M)	2010	2011	2012	1Q 2013	2Q 2013	3Q 2013
Cash + Restricted Cash	167.0	49.5	68.2	43.6	78.2	330.3
Current Portion of LTD	58.1	15.6	15.9	15.9	0.4	0.4
LTD	1,281.2	1,458.0	1,148.9	1,126.5	911.9	912.0
Net Debt	1,172.3	1,424.1	1,096.6	1,098.8	834.1	582.1
EBITDA (LTM)					549	668
Leverage					1.5	0.9

*EBITDA (LTM) is a non-GAAP measurement considered by management to be useful in understanding our results. Please see appendix for definition of EBITDA and reconciliation to GAAP.

- Net Debt reduced by $252 million during the quarter
- Interest expense reduced to $19.8 million
- Availability of $1.04 billion at quarter end
- Leverage of 0.87 times LTM EBITDA

Sources of Liquidity	Facility Amount				Amount Outstanding				Amount Available			
2013	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Cash and cash equivalents	-	-	-		-	-	-	-	55.0	68.2	43.6	330.3
Borrowing arrangements:												
U.S. Credit Facility	700	700	700.0	700.0	101.8	103.6	85.0	-	573.6	529.9	577.7	670.4
Mexico Credit Facility (in USD)	42.9	42.8	45.2	42.4	-	-	-	-	42.9	42.8	45.2	42.4
Total Availability:									671.5	640.9	666.5	1,043.1

Source: PPC

Third Quarter 2013 Capital Spending



Capex (US$MM)
136
17
21
25
28
90
26
23
27
76
2011 Total
Q1
Q2
Q3
Q4
2012 Total
Q1
Q2
Q3
2013 YTD

- Capex of $27 million consistent with planned spending
- Projects focused on those with rapid returns on investment and customer-focused solutions

Source: PPC

Third Quarter 2013 Cash Generation and Management



223
19.8
2.3
3.5
17.8
37.8
53.9
26.8
2.0
252
EBITDA
Interest Expense
FX
Asset Impairments
AR
Inventories
AP/ prepaid
CAPEX
Others
Cash Flow

- Operations contributed $285.8 million to cash flow during the quarter:
  - A/R impacted by finished goods inventory flowing into the receivables at quarter end
  - Inventories contributed a decrease of ~$40 million, primarily in live inventory
  - A/P/prepaid contributed $42 million as grain boats arrived

Source: PPC

Relentless Pursuit of Operational Excellence


Safety
Quality
Turnover

Source: PPC

Revenue Drivers



2004 Revenue Share by Part
Leg Quarters 15%
Skin and Bone 2%
Wings 17%
Tenders 13%
Breast Meat 53%



2013 Revenue Share by Part
Wings 19%
Skin and Bone 3%
Breast Meat 43%
Leg Quarters 25%
Tenders 10%

- Breast meat represents less value of the total cutout as export market growth has driven the value of leg quarters higher.

Source: USDA & PPC

IR Contact

Investor Relations:	**Rosemary Geelan**
E-mail:	**rosemary.geelan@pilgrims.com**
Phone:	**+1 (970) 506-8192**
Address:	**1770 Promontory Circle** **Greeley, CO 80634 USA**
Website:	**www.pilgrims.com**

Pilgrim's

Appendix: EBITDA Reconciliation

NOTE: "EBITDA" is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US ("GAAP"), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended	
	September 29, 2013	September 23, 2012	September 29, 2013	September 23, 2012
	(In thousands)		(In thousands)	
Net income	$ 161,024	$ 42,941	$ 406,043	$ 151,692
Add:				
Income tax expense (benefit)	5,578	1,049	24,216	(656)
Interest expense, net	19,842	25,004	66,705	77,544
Depreciation and amortization	37,914	36,431	113,853	108,408
Asset impairments	361	-	361	-
Minus:				
Amortization of capitalized loan costs	2,204	2,469	7,238	7,405
EBITDA	222,515	102,956	603,940	329,583
Add:				
Restructuring charges	3,658	2,647	4,622	5,921
Minus:				
Net income (loss) attributable to noncontrolling interest	106	10	(162)	230
Adjusted EBITDA	$ 226,067	$ 105,593	$ 608,724	$ 335,274

Source: PPC

Pilgrim's

Appendix: Reconciliation of LTM EBITDA

The summary unaudited consolidated income statement data for the twelve months ended September 29, 2013 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the nine months ended September 23, 2012 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 30, 2012 and (2) the applicable unaudited consolidated income statement data for the nine months ended September 29, 2013.

Reconciliation of LTM EBITDA	Fourteen Weeks Ended December 30, 2012	Thirteen Weeks Ended March 31, 2013	Thirteen Weeks Ended June 30, 2013	Thirteen Weeks Ended September 29, 2013	LTM Ended September 29, 2013
	(In thousands)	(In thousands)			
Net income	$ 22,350	$ 54,228	$ 190,791	$ 161,024	$ 428,393
Add:					
Income tax expense (benefit)	(20,325)	2,754	15,884	5,578	3,891
Interest expense, net	25,985	24,605	22,258	19,842	92,690
Depreciation and amortization	39,088	37,790	38,149	37,914	152,941
Asset impairments	-	-	-	361	361
Minus:					
Amortization of capitalized loan costs	2,658	2,516	2,518	2,204	9,896
EBITDA	64,440	116,861	264,564	222,515	668,380
Add:					
Restructuring charges	2,528	484	480	3,658	7,150
Minus:					
Net income (loss) attributable to noncontrolling interest	(423)	(354)	86	106	(585)
Adjusted EBITDA	$ 67,391	$ 117,699	$ 264,958	$ 226,067	676,115

Source: PPC

Appendix: Reconciliation of EBITDA Margin

Reconciliation of EBITDA Margin	Thirteen Weeks		Thirty-Nine		Thirteen Weeks		Thirty-Nine Weeks	
	Sept. 29, 2013	Sept. 23, 2012	Sept. 29, 2013	Sept. 23, 2012	Sept. 29, 2013	Sept. 23, 2012	Sept. 29, 2013	Sept. 23, 2012
Net income	161,024	42,941	406,043	151,692	7.51%	2.08%	6.38%	2.38%
Add:								
Income tax expense (benefit)	5,578	1,049	24,216	(656)	0.26%	0.05%	0.38%	(656)
Interest expense, net	19,842	25,004	66,705	77,544	0.93%	1.21%	1.05%	77,544
Depreciation and amortization	37,914	36,431	113,853	108,408	1.77%	1.76%	1.79%	108,408
Asset impairments	361	-	361	-	0.02%	0.00%	0.01%	-
Minus:								
Amortization of cap loan costs	2,204	2,469	7,238	7,405	0.10%	0.12%	0.11%	7,405
EBITDA	222,515	102,957	603,941	329,583	10.38%	4.98%	9.49%	177,891
Add:								
Restructuring charges	3,658	2,647	4,622	5,921	0.17%	0.13%	0.07%	5,921
Minus:								
Net income attributable to NCIs	106	11	(161)	231	0.00%	0.00%	0.00%	231
Adjusted EBITDA	226,067	105,593	608,724	335,274	10.55%	5.10%	9.57%	183,582
Net Sales Revenue					2,142,815	2,068,478	6,363,863	5,931,720

Source: PPC

Appendix: Net Debt Reconciliation

Note: Net debt is defined as total long term debt, less current maturities, plus current maturities of long term debt minus cash and cash equivalents. Net debt is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other parties, in addition to and not in lieu of debt as presented under GAAP, to compare the indebtedness of companies. A reconciliation of net debt is as follows:

Reconcoliation of Net Debt			Thirty-Nine Weeks	
	2011	2012	23-Sep-12	29-Sep-13
		(in Thousands)		
Long term debt, less current maturities	1,458,001	1,148,870	1,151,127	912,019
Add: Current maturities of long term debt	15,611	15,886	15,619	396
Minus: Cash and cash equivalents	41,609	68,180	59,556	330,316
Net debt	1,432,003	1,096,576	1,107,190	582,099

Source: PPC